UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 2, 2026

ESS TECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On October 2, 2026, the New York Stock Exchange (the “NYSE”) notified ESS Tech, Inc. (the “Company”) that the staff of NYSE Regulation (“NYSE Regulation”) had determined to commence proceedings to delist the Company’s common stock (the “Common Stock”) from the NYSE and that trading in the Common Stock was suspended immediately. NYSE Regulation reached its decision to commence delisting proceedings pursuant to Section 802.01B of the NYSE Listed Company Manual because the Company had fallen below the NYSE’s continued listing standard requiring listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15,000,000.
This determination is separate from, and in addition to, the previously disclosed determination by NYSE Regulation on September 24, 2026 to commence proceedings to delist the Common Stock pursuant to Section 802.02 of the NYSE Listed Company Manual, which the Company disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2026. The Company remains subject to that determination.
NYSE Regulation indicated that it will apply to the SEC to delist the Common Stock upon completion of all applicable procedures. Under the NYSE’s delisting procedures, the Company has a right to a review of NYSE Regulation’s determination by a Committee of the Board of Directors of the NYSE, provided that the Company files a written request for such review with the Corporate Secretary of the NYSE within ten business days after its receipt of the notice.
The Company anticipates that the Common Stock will be quoted and traded in the over-the-counter market under its current trading symbol “GWHT” following the suspension of trading on the NYSE. The over-the-counter market is a significantly more limited market than the NYSE, and quotation on the over-the-counter market likely will result in a less liquid market for existing and potential holders of the Common Stock and could further depress the trading price of the Common Stock. The Company can provide no assurance whether broker-dealers will continue to provide public quotes of the Common Stock on this market or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market.
Item 7.01 Regulation FD Disclosure.
On October 5, 2026, the Company issued a press release related to the foregoing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.
99.1	Press release of the Company dated as of October 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. These statements may relate to, but are not limited to, the trading of the Company’s common stock in the over-the-counter market; the Company’s efforts and ability to regain compliance with the NYSE’s continued listing standards; statements regarding the Company’s ability to appeal the NYSE’s determination and the Company’s ability to conclude a strategic transaction or business combination. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology that concern the Company’s expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include risks arising from the suspension of trading in, and delisting of, the Company’s common stock on the NYSE; risks relating to the trading of the Company’s common stock in the over-the-counter market, including reduced liquidity and the potential for further declines in the trading price of the common stock; the Company’s ability to conclude a strategic transaction or business combination; the Company’s ability to appeal a determination from the NYSE; and other risks and uncertainties detailed from time to time in the Company’s reports filed with the SEC. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: October 5, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer